T. Rowe Price Global High Income Bond Fund

Supplement to Prospectus and Summary Prospectus dated March 1, 2025

In the Summary Prospectus and Section 1 of the Prospectus, the portfolio manager table under “Management” is supplemented as follows:

Effective February 28, 2026, Michael Della Vedova will step down as one of the fund’s co-portfolio managers and one of the cochairs of the fund’s Investment Advisory Committee.

In Section 2 of the Prospectus, the disclosure under “Portfolio Management” is supplemented as follows:

Effective February 28, 2026, Michael Della Vedova will step down from his role on the fund. Michael F. Connelly and Samy B. Muaddi will continue as the fund’s co-portfolio managers and cochairs of the fund’s Investment Advisory Committee.

The date of this supplement is September 30, 2025.

F36-041 9/30/25